--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): (SEPTEMBER 20, 1999)



                                 ECLICKMD, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                     NEVADA

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        000-29804                                        82-0255758
 (COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)


                             ----------------------


                              201 EAST MAIN STREET
                               BRADY, TEXAS 78625
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (915) 792-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         This filing serves to amend a Form 8-K filed on October 5, 1999 by Link.com, Inc.(1) (the "Company") by filing certain unaudited financial statements and unaudited pro forma financial information (listed under headings
(a) and (b) below) related to:

         (1) acquisitions by the Company of National Health Care Information Systems, LLC, a Texas limited liability company organized on November 4, 1998, and Venture Information Systems, LLC, a Texas limited liability company organized on August 7, 1996, and

         (2) the subsequent reverse acquisition (the "Transaction") of Link.Com by Center Star Gold Mines, Inc.(2)

(a) Financial Statements of Businesses Acquired.

         Financial Statements and Report of Independent Certified Public Accountants for National Health Care Information Systems, L.L.C. as of December 31, 1998 and August 31, 1999 (unaudited)

         Financial Statements and Report of Independent Certified Public Accountants for Venture Information Systems, L.L.C. as of December 31, 1998 and 1997 and August 31, 1999 (unaudited)

(b) Pro forma financial information.

         Background to Pro Forma Consolidated Financial Information (unaudited)

         Pro Forma Consolidated Balance Sheet as of August 31, 1999 (unaudited)

         Pro Forma Consolidated Statement of Operations for the period ended August 31, 1999 (unaudited)

         Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 (unaudited)

         Notes to Pro Forma Consolidated Financial Information (unaudited)

--------
(1) Effective as of July 25, 2000, the Company changed its name to eClickMD, Inc.

(2) Prior to the Company being known as "Link.com, Inc.," the Company's name was Center Star Gold Mines, Inc. which entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with Link.com, Inc., a privately-held Nevada corporation (as the dominant entity in the Transaction, Center Star Gold Mines, Inc. subsequently changed its name to Link.com, Inc.). Pursuant to the Reorganization Agreement, the shareholders of privately held Link.com, Inc. agreed to exchange 100% of the issued and outstanding shares of common stock, or 25,000 shares, in exchange for 10,388,898 shares of the Company's common stock, par value $.001 (the "Common Stock") (collectively the "Transaction"). For accounting purposes, the Transaction is treated as a recapitalization of Link.com, Inc. with Link.com, Inc. as the acquiror (a reverse acquisition). Accordingly, the historical financial statements are those of Link.com, Inc. and its predecessors National Health Care Information Systems, LLC and Venture Information Systems, LLC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ECLICKMD, INC.
                                  (Registrant)







Date:  August__, 2000               By: /s/ M. Robert Rice
                                        ---------------------------------------
                                        M. Robert Rice, Chief Executive Officer

                         LINK.COM, INC. AND SUBSIDIARIES
                     (Formerly Center Star Gold Mines, Inc.)

     Background to pro forma consolidated financial information (unaudited)


The unaudited pro forma consolidated balance sheet of Link. com, Inc. ("Link"), Venture Information Systems, L.L.C. ("Venture") and National Health Care Information Systems, L.L.C. ("NCIS") as of August 31, 1999, reflects the acquisition of the assets of Venture and NCIS by Link and the subsequent reverse acquisition of Link by Center Star Gold Mines, Inc., as if they had occurred on August 31, 1999.

The unaudited pro forma consolidated statement of operations for the period ended August 31, 1999, and the year ended December 31, 1998, reflects the acquisitions as if they had occurred on January 1, 1998.

The unaudited pro forma consolidated balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of the Company, Venture and NCIS, and related notes appearing elsewhere in this Form 8-K/A. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it necessarily indicative of the future results of the combined entities.

                         LINK.COM, INC. AND SUBSIDIARIES
                     (Formerly Center Star Gold Mines, Inc.)

                 PROFORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 August 31, 1999


                                                         ASSETS

                                                                                                  Pro Forma         Pro Forma
                                                                   Venture        NCIS           Adjustments         Balance
                                                                ------------   ------------      ------------      ------------

Current assets
    Accounts receivable - trade, net                            $     15,624   $         --      $         --      $     15,624
    Related party receivables                                         53,500          1,500                --            55,000
                                                                ------------   ------------      ------------      ------------

              Total current assets                                    69,124          1,500                --            70,624

Property and equipment, net                                           22,146             --                --            22,146

Deposits                                                               2,437             --                --             2,437
                                                                ------------   ------------      ------------      ------------

              Total assets                                      $     93,707   $      1,500      $         --      $     95,207
                                                                ============   ============      ============      ============


                                          LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
    Bank overdraft                                              $      1,539   $        482      $         --      $      2,021
    Line of credit                                                   400,000         20,000                --           420,000
    Payable to related parties                                        25,140         64,250                --            89,390
    Accounts payable                                                  20,406             --                --            20,406
    Accrued liabilities                                                4,170            614                --            34,784
                                                                ------------   ------------      ------------      ------------

              Total current liabilities                              481,255         85,346                --           566,601

Shareholders' deficit
    Common stock                                                          --             --            11,111 (A)        11,111
Additional paid-in capital (deficit)                                      --             --            (9,111)(A)        (9,111)
    Receivable for the purchase of equity                             (1,000)        (1,000)               --            (2,000)
    Accumulated deficit                                             (386,548)       (82,846)           (2,000)(A)      (471,394)
                                                                ------------   ------------      ------------      ------------

              Total shareholders' deficit                           (387,548)       (83,846)               --          (471,394)
                                                                ------------   ------------      ------------      ------------

    Total liabilities and shareholders' deficit                 $     93,707   $      1,500      $         --      $     95,207
                                                                ============   ============      ============      ============

                         LINK.COM, INC. AND SUBSIDIARIES
                     (Formerly Center Star Gold Mines, Inc.)

            PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      For the Period Ended August 31, 1999




                                                                                     Pro Forma       Pro Forma
                                                 Venture             NCIS           Adjustments       Balance
                                               ------------      ------------      ------------     ------------
Revenues                                       $    138,256      $      1,005      $         --     $    139,261

Operating expenses                                  187,109            72,634                --          259,743
                                               ------------      ------------      ------------     ------------

         Operating loss                             (48,853)          (71,629)               --         (120,482)

Other income                                             44                --                --               44
Interest expense                                    (25,044)               --                --          (25,044)
                                               ------------      ------------      ------------     ------------

         Net loss                              $    (73,853)     $    (71,629)     $         --     $   (145,482)
                                               ============      ============      ============     ============

Net loss per common share - basic
    and diluted                                                                                     $      (0.01)
                                                                                                    ============

Weighted-average number of common
    shares outstanding - basic and diluted                                                            10,388,898
                                                                                                    ============

                         LINK.COM, INC. AND SUBSIDIARIES
                     (Formerly Center Star Gold Mines, Inc.)

            PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      For the Year Ended December 31, 1998




                                                                                     Pro Forma        Pro Forma
                                                  Venture            NCIS           Adjustments        Balance
                                               ------------      ------------      ------------     ------------

Revenues                                       $    249,369      $      4,500      $         --     $    253,869

Operating expenses                                  340,472            16,717                --          357,189
                                               ------------      ------------      ------------     ------------

         Operating loss                             (91,103)          (12,217)               --         (103,320)

Interest income                                       4,937             4,937                              4,937
Other income                                          3,187                --                --            3,187
Interest expense                                    (32,676)               --                --          (32,676)
                                               ------------      ------------      ------------     ------------

         Net loss                              $   (115,655)     $    (12,217)     $         --     $   (127,872)
                                               ============      ============      ============     ============

Net loss per common share - basic
    and diluted                                                                                     $      (0.01)
                                                                                                    ============

Weighted-average number of common
    shares outstanding - basic and diluted                                                            10,388,898
                                                                                                    ============

                         LINK.COM, INC. AND SUBSIDIARIES
                     (Formerly Center Star Gold Mines, Inc.)

        NOTES TO PROFORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)


(A)      Link.com, Inc. Common Stock

         a. To record the issuance of Link common stock in connection with the acquisition of the assets of Venture and NCIS and,

         b. To reflect the reverse acquisition of Link by Center Star Gold Mines, Inc.

                            Financial Statements and
               Report of Independent Certified Public Accountants


                       VENTURE INFORMATION SYSTEMS, L.L.C.


                         August 31, 1999 (Unaudited) and
                           December 31, 1998 and 1997

                       VENTURE INFORMATION SYSTEMS, L.L.C.


                          INDEX TO FINANCIAL STATEMENTS



                                                                                                             Page
                                                                                                             ----
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.............................................................3

FINANCIAL STATEMENTS

   Balance Sheets at August 31, 1999 (unaudited) and December 31, 1998 and 1997................................4

   Statements of Operations for the eight months ended August 31, 1999 (unaudited)
    and for the years ended December 31, 1998 and 1997.........................................................5

   Statement of Changes in Members' Deficit for the eight months ended August 31, 1999 (unaudited)
    and for the years ended December 31, 1998 and 1997.........................................................6

   Statements of Cash Flows for the eight months ended August 31, 1999 (unaudited)
    and for the years ended December 31, 1998 and 1997.........................................................7

   Notes to Financial Statements...............................................................................8


The accompanying notes are an integral part of these financial statements      2

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO THE MEMBERS OF
VENTURE INFORMATION SYSTEMS, L.L.C.

We have audited the accompanying balance sheets of Venture Information Systems, L.L.C. (a Limited Liability Company), as of December 31, 1998 and 1997 and the related statements of operations, changes in members' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Venture Information Systems, L.L.C. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

As described in Note 3, the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has experienced recurring losses and has liabilities significantly in excess of assets at December 31, 1998. Additionally, the Company has generated negative cash flows from operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Unless the Company obtains additional financing, it will not be able to meet its obligations as they come due and it will be unable to execute its long-term business plan. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                                     KING GRIFFIN & ADAMSON P.C.


Dallas, Texas
March 17, 2000                                                                 3

                       VENTURE INFORMATION SYSTEMS, L.L.C.

                                 BALANCE SHEETS
                         At August 31, 1999 (Unaudited)
                         and December 31, 1998 and 1997


                                     ASSETS
                                                               August 31,              December 31,
                                                                 1999          ------------------------------
                                                              (Unaudited)          1998             1997
                                                             ------------      ------------      ------------
Current assets
    Cash and cash equivalents                                $         --      $         --      $      1,359
    Accounts receivable - trade, net of allowance for
      doubtful accounts of $25,862 at August 31, 1999
      and $11,165 and $0 in 1998 and 1997, respectively            15,624            15,750                --
    Related party receivables                                      53,500            53,500            75,559
    Prepaid and other current assets                                   --             2,437             2,291
                                                             ------------      ------------      ------------
              Total current assets                                 69,124            71,687            79,209

Property and equipment, net                                        22,146            41,951            58,857

Deposits                                                            2,437             2,437                --
                                                             ------------      ------------      ------------

              Total assets                                   $     93,707      $    116,075      $    138,066
                                                             ============      ============      ============


                        LIABILITIES AND MEMBERS' DEFICIT

Current liabilities
    Bank overdraft                                           $      1,539      $      2,059      $         --
    Line of credit                                                400,000           400,000           321,500
    Accounts payable                                               20,406             3,107             7,149
    Payable to related parties                                     25,140            21,139                --
    Accrued liabilities                                            34,170             3,465             7,457
                                                             ------------      ------------      ------------

              Total current liabilities                           481,255           429,770           336,106

Members' deficit
    Receivable for the purchase of members' equity                 (1,000)           (1,000)           (1,000)
    Members' deficit                                             (386,548)         (312,695)         (197,040)
                                                             ------------      ------------      ------------

              Total members' deficit                             (387,548)         (313,695)         (198,040)
                                                             ------------      ------------      ------------

              Total liabilities and members' deficit         $     93,707      $    116,075      $    138,066
                                                             ============      ============      ============


The accompanying notes are an integral part of these financial statements      4

                       VENTURE INFORMATION SYSTEMS, L.L.C.

                            STATEMENTS OF OPERATIONS
           For the eight months ended August 31, 1999 (Unaudited) and the years ended December 31, 1998 and 1997


                                        Eight months
                                            ended               Year ended
                                          August 31,           December 31,
                                            1999         ------------------------
                                         (Unaudited)        1998           1997
                                          ---------      ---------      ---------
Revenues                                  $ 138,256      $ 249,369      $ 127,989

Operating expenses                          187,109        340,472        277,455
                                          ---------      ---------      ---------

         Operating loss                     (48,853)       (91,103)      (149,466)

Other income (expense)
     Interest income                             --          4,937             --
     Other income                                44          3,187             --
     Interest expense                       (25,044)       (32,676)        (7,458)
                                          ---------      ---------      ---------
         Total other income (expense)       (25,000)       (24,552)        (7,458)
                                          ---------      ---------      ---------

         Net loss                         $ (73,853)     $(115,655)     $(156,924)
                                          =========      =========      =========


The accompanying notes are an integral part of these financial statements      5

                       VENTURE INFORMATION SYSTEMS, L.L.C.

                    STATEMENT OF CHANGES IN MEMBERS' DEFICIT
             For the eight months ended August 31, 1999 (Unaudited)
                 and the years ended December 31, 1998 and 1997



                                               Notes             Members'
                                             Receivable          Deficit           Total
                                            ------------      ------------      ------------
Balances at January 1, 1997                 $     (1,000)     $    (40,116)     $    (41,116)

   Net loss for the year                                          (156,924)         (156,924)
                                            ------------      ------------      ------------
Balances at December 31, 1997                     (1,000)         (197,040)         (198,040)

   Net loss for the year                                          (115,655)         (115,655)
                                            ------------      ------------      ------------
Balances at December 31, 1998                     (1,000)         (312,695)         (313,695)

   Net loss for the period (unaudited)                             (73,853)          (73,853)
                                            ------------      ------------      ------------
Balances at August 31, 1999 (unaudited)     $     (1,000)     $   (386,548)     $   (387,548)
                                            ============      ============      ============








The accompanying notes are an integral part of these financial statements.     6

                       VENTURE INFORMATION SYSTEMS, L.L.C.

                            STATEMENTS OF CASH FLOWS
           For the eight months ended August 31, 1999 (Unaudited) and the years ended December 31, 1998 and 1997


                                                              Eight months
                                                                 ended                    Year ended
                                                               August 31,                December 31,
                                                                 1999           ------------------------------
                                                              (Unaudited)           1998              1997
                                                              ------------      ------------      ------------
Cash flows from operating activities
    Net loss from operations                                  $    (73,853)     $   (115,655)     $   (156,924)
    Adjustments to reconcile net loss to net cash
      used in operating activities:
      Depreciation                                                  20,584            30,110            19,121
      Gain on sale of equipment                                         --            (1,267)               --
      Bad debt expense                                              14,697            11,165                --
      Changes in operating assets and liabilities:
        Accounts receivable - trade                                (14,571)          (26,915)               --
        Related party receivables                                       --            22,059           (75,559)
        Prepaid and other current assets                             2,437              (146)           (2,291)
        Deposits                                                        --            (2,437)               --
        Accounts payable                                            17,299            (4,042)            7,149
        Accrued liabilities                                         30,705            (3,992)            4,502
                                                              ------------      ------------      ------------
              Net cash used in operating activities                 (2,702)          (91,120)         (204,002)

Cash flows from investing activities
    Purchases of property and equipment                               (779)          (16,409)          (56,674)
    Proceeds from sale of equipment                                     --             4,472                --
                                                              ------------      ------------      ------------
              Net cash used in investing activities                   (779)          (11,937)          (56,674)

Cash flows from financing activities
    Proceeds from line of credit                                        --            78,500           321,500
    Payable to related parties                                       4,001            21,139           (55,642)
    Bank overdraft                                                    (520)            2,059            (3,823)
                                                              ------------      ------------      ------------
              Net cash provided by financing activities              3,481           101,698           262,035
                                                              ------------      ------------      ------------

Net increase (decrease) in cash                                         --            (1,359)            1,359

Cash, beginning of period                                               --             1,359                --
                                                              ------------      ------------      ------------

Cash, end of period                                           $         --      $         --      $      1,359
                                                              ------------      ------------      ------------

Supplemental disclosures for cash flow information:
    Cash paid during the period for:
      Interest                                                $     27,058      $     38,119      $         --
                                                              ------------      ------------      ------------

Supplemental non-cash financing and investing activities:
    Receivable issued in exchange for equity                  $         --      $         --      $      1,000
                                                              ------------      ------------      ------------



The accompanying notes are an integral part of these financial statements.     7

                       VENTURE INFORMATION SYSTEMS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
           For the eight months ended August 31, 1999 (Unaudited) and the years ended December 31, 1998 and 1997


1.   NATURE OF OPERATIONS

     Venture Information Systems, L.L.C. ("Venture" or the "Company"), a Texas limited liability company organized on August 7, 1996, provides development, marketing, licensing, service, and support of software called "Doclink," which is designed for the health care industry. The software provides for the paperless transfer and signatures of certain HCFA forms for health care providers. The Company's operations are conducted in Brady, Texas and its sales are made to health care providers throughout the United States.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

     Accounts Receivable

     The Company extends unsecured credit in the normal course of business to virtually all of its customers. Management has provided an allowance for doubtful accounts which reflects its opinion of amounts which may ultimately become uncollectible. In the event of non-performance of accounts receivable, the maximum exposure to the Company is the recorded amount shown on the balance sheet.

     Property and Equipment

     Property and equipment are carried at cost. Expenditures for maintenance and repairs are charged directly against income. Major renewals and betterments are capitalized. Depreciation on property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from 3 to 5 years.

     Software Development Costs

     Costs incurred in the research and development of new software products and enhancements to existing software products are expensed as incurred until technological feasibility has been established. After technological feasibility is established, any additional costs are capitalized in accordance with SFAS No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed". Because the Company believes that its current process for developing software is essentially completed concurrently with the establishment of technological feasibility, no software development costs have been capitalized as of August 31, 1999 (unaudited) and December 31, 1998.

     Income Taxes

     The Company has elected to be taxed as a partnership for federal income tax purposes. As such, federal income taxes are payable by the members and the Company is not subject to federal income tax. Accordingly, federal income taxes are not reflected in the accompanying financial statements.

                       VENTURE INFORMATION SYSTEMS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
           For the eight months ended August 31, 1999 (Unaudited) and the years ended December 31, 1998 and 1997


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Revenue Recognition

     The Company recognizes revenue from software sales at the time of product shipment, or in accordance with terms of licensing contracts. Maintenance and service revenue are recognized ratably over the contractual period or as the services are provided. Advance billings are recorded as deferred revenue.

     Fair Value of Financial Instruments

     Statement of Financial Accounting Standards No. 107 "Disclosure About Fair Value of Financial Instruments", requires disclosure about the fair value of all financial assets and liabilities for which it is practicable to estimate. At August 31, 1999 (unaudited) and December 31, 1999 and 1998 the carrying value all of the Company's accounts receivable, accounts payable and accrued liabilities approximate fair value because of their short term nature.

     Lines of credit and long-term debt carrying values approximate fair values based on the borrowing rates currently available to the Company for loans with similar terms.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Recent Accounting Pronouncements

     The Company adopted Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") during the fiscal year ended December 31, 1998. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions about how to allocate resources and assess performance. The Company has only one operating segment at August 31, 1999 (unaudited) and December 31, 1999 and 1998.

     In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133", which establishes accounting and reporting standards for derivative instruments. SFAS No. 137 is effective for all fiscal quarters for all fiscal years beginning after June 15, 2000. The adoption of SFAS 137 is not expected to have a significant impact on the Company's results of operations.

                       VENTURE INFORMATION SYSTEMS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
           For the eight months ended August 31, 1999 (Unaudited) and the years ended December 31, 1998 and 1997


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Interim Information

     Interim information is unaudited; however, in the opinion of the Company's management, all adjustments necessary for a fair statement of interim results have been included in accordance with generally accepted accounting principles. All adjustments are of a normal recurring nature. The results for interim periods are not necessarily indicative of results to be expected for the entire year. These financial statements and notes should be read in conjunction with the Company's annual financial statements and the notes thereto for the fiscal year ended December 31, 1998.


3.   GOING CONCERN

     The financial statements have been prepared on the assumption that the Company will continue as a going concern. The Company sustained net operating losses of $28,447, $91,103, and $149,466 during the period ended August 31, 1999 (unaudited) and the years ended December 31, 1998 and 1997, respectively, and has accumulated losses at August 31, 1999 (unaudited) of $366,142. Cash used in operating activities for the same periods aggregated $2,702, $91,121, and $204,002, respectively. Total liabilities at August 31, 1999 (unaudited) of $460,849 exceed total assets of $93,707. The Company's continued existence depends upon the success of management's efforts to raise additional capital necessary to meet the Company's obligations as they come due and to obtain sufficient capital to execute its business plan. There can be no degree of assurance given that the Company will be successful in completing additional financing transactions.

     The financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or classification of liabilities which may result from the inability of the Company to continue as a going concern.


4.   PROPERTY AND EQUIPMENT

     Property and equipment consists of the following:

                                                    August 31,             December 31,
                                                       1999        ---------------------------
                                                   (Unaudited)        1998             1997
                                                   -----------     -----------     -----------
Computer equipment                                 $    90,654     $    89,875     $    78,430
Furniture and fixtures                                   1,711           1,711             656
                                                   -----------     -----------     -----------
                                                        92,365          91,586          79,086
Less accumulated depreciation and amortization          70,219          49,635          20,229
                                                   -----------     -----------     -----------
                                                   $    22,146     $    41,951     $    58,857
                                                   ===========     ===========     ===========

     Depreciation expense for the period ended August 31, 1999 (unaudited) and for the years ended December 31, 1998 and 1997 was $20,584, $30,110 and $19,121, respectively.

                       VENTURE INFORMATION SYSTEMS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
           For the eight months ended August 31, 1999 (Unaudited) and the years ended December 31, 1998 and 1997


5.   LINE OF CREDIT

     During September 1997, the Company entered into a revolving credit agreement with a financial institution which provides for borrowings up to $400,000. Borrowings under the agreement bear interest at a variable rate equal to the prime lending rate in effect plus one percent (9.25%, 8.75%, and 9.5% at August 31, 1999 (unaudited) and December 31, 1998 and 1997 respectively). Principal and interest payments are due on demand, but if no demand is made, at maturity. The Company renewed the agreement during September 1999 extending the maturity date to March 2000. Outstanding borrowings under this agreement were $400,000 at August 31, 1999 (unaudited) and December 31, 1998, and $321,500 at December 31, 1997.


6.   RELATED PARTY TRANSACTIONS

     During 1999 and 1998, the Company incurred liabilities to its members for unpaid compensation. Total amounts accrued for unpaid compensation were $25,139 and $21,139 at August 31, 1999 (unaudited) and December 31, 1998, respectively.

     Additionally, during 1998, the Company advanced $53,500 to a member. This advance is non-interest bearing and there are no stated repayment terms. The receivable amount at August 31, 1999 (unaudited) and December 31, 1998 was $53,500. The receivable balance was paid in full in 2000.

     During 1997, the Company advanced cash to a party, related through common ownership, totaling approximately $75,000. The receivable amount at December 31, 1997 was $75,589 and was fully prepaid in 1998.


7.   BUSINESS AND CREDIT CONCENTRATIONS

     The Company has one customer that accounted for 10% of accounts receivable at August 31, 1999 (unaudited) and December 31, 1998. Additionally, the Company had two customers that accounted for 24% of sales for the year ended December 31, 1997.


8.   LEASES

     The Company leases its office facility and office equipment under various non-cancelable operating lease agreements which expire through September 2002. Total rent expense associated with these leases was $32,979, $53,804, and $25,087 for the period ended August 31, 1999 (unaudited) and the years ended December 31, 1998 and 1997 respectively.


9.   MEMBERS' EQUITY

     At August 31, 1999 (unaudited) and December 31, 1998 and 1997, there were 1,000 member units outstanding with a stated value of $1 per unit.

                       VENTURE INFORMATION SYSTEMS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
           For the eight months ended August 31, 1999 (Unaudited) and the years ended December 31, 1998 and 1997


10.  CHANGE OF CONTROL

     Effective August 31, 1999, the Company and National Health Care Information Systems, LLC (a company controlled by the members of Venture) were merged into Link.com, Inc. in exchange for stock. Link.com, Inc. was subsequently merged with a publicly held "shell" Corporation, a transaction which was treated as a reverse acquisition with a subsequent name change to Link.com, Inc.

                            Financial Statements and
               Report of Independent Certified Public Accountants


                NATIONAL HEALTH CARE INFORMATION SYSTEMS, L.L.C.


                December 31, 1998 and August 31, 1999 (unaudited)

                NATIONAL HEALTH CARE INFORMATION SYSTEMS, L.L.C.


                          INDEX TO FINANCIAL STATEMENTS


                                                                                                             Page
                                                                                                             ----
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.............................................................3

FINANCIAL STATEMENTS

   Balance Sheets at August 31, 1999 (unaudited) and December 31, 1998.........................................4

   Statements of Operations for the eight months ended August 31, 1999 (unaudited)
    and the period November 2, 1998 (date of inception) through December 31, 1998..............................5

   Statement of Changes in Members' Deficit for the eight months ended August 31, 1999
    (unaudited) and the period November 2, 1998 (date of inception) through December 31, 1998..................6

   Statements of Cash Flows for the eight months ended August 31, 1999 (unaudited) and the period November 2, 1998 (date of inception) through December 31, 1998..................................7

   Notes to Financial Statements...............................................................................8

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO THE MEMBERS OF
NATIONAL HEALTH CARE INFORMATION SYSTEMS, L.L.C.

We have audited the accompanying balance sheet of National Health Care Information Systems, L.L.C. (a Limited Liability Company), as of December 31, 1998 and the related statements of operations, changes in members' deficit, and cash flows from the period November 2, 1998 (date of inception) through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Health Care Information Systems, L.L.C. as of December 31, 1998, and the results of its operations and its cash flows for the period November 2, 1998 (date of inception) through December 31, 1998, in conformity with generally accepted accounting principles.

As described in Note 3, the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has experienced losses and has liabilities significantly in excess of assets at December 31, 1998. Additionally, the Company has generated negative cash flows from operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Unless the Company obtains additional financing, it will not be able to meet its obligations as they come due and it will be unable to execute its long-term business plan. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                     KING GRIFFIN & ADAMSON P.C.

Dallas, Texas
March 17, 2000

                NATIONAL HEALTH CARE INFORMATION SYSTEMS, L.L.C.

                                 BALANCE SHEETS
              At August 31, 1999 (unaudited) and December 31, 1998


                                     ASSETS

                                                        August 31, 1999  December 31,
                                                          (Unaudited)       1998
                                                        ---------------  ------------
Current assets
    Cash and cash equivalents                              $     --        $  7,283
    Accounts receivable - trade                                  --           4,871
    Related party receivables                                 1,500              --
                                                           --------        --------

              Total current assets                         $  1,500        $ 12,154
                                                           ========        ========


                        LIABILITIES AND MEMBERS' DEFICIT


Current liabilities
    Bank overdraft                                         $    482        $     --
    Line of credit                                           20,000          10,000
    Accrued liabilities                                         614             371
    Related party payables                                   64,250          14,000
                                                           --------        --------

              Total current liabilities                      85,346          24,371

Members' deficit
    Receivable for the purchase of members' equity           (1,000)         (1,000)
    Members' deficit                                        (82,846)        (11,217)
                                                           --------        --------

              Total members' deficit                        (83,846)        (12,217)
                                                           --------        --------

              Total liabilities and members' deficit       $  1,500        $ 12,154
                                                           ========        ========


The accompanying notes are an integral part of these consolidated
financial statements.                                                         4

                NATIONAL HEALTH CARE INFORMATION SYSTEMS, L.L.C.

                            STATEMENTS OF OPERATIONS
           For the eight months ended August 31, 1999 (Unaudited) and the period November 2, 1998 (date of inception) through December 31, 1998


                  Eight months
                      ended            Period ended
                 August 31, 1999       December 31,
                   (Unaudited)             1998
                 ---------------       -------------
Revenues            $  1,005             $  4,500

Expenses              72,634               16,717
                    --------             --------

         Net loss   $(71,629)            $(12,217)
                    ========             ========


The accompanying notes are an integral part of these consolidated
financial statements.                                                         5

                NATIONAL HEALTH CARE INFORMATION SYSTEMS, L.L.C.

                    STATEMENT OF CHANGES IN MEMBERS' DEFICIT
           For the eight months ended August 31, 1999 (Unaudited) and the period November 2, 1998 (date of inception) through December 31, 1998

                                            Notes      Members'
                                          Receivable    Deficit    Total
                                          ----------  ---------   --------
   Units issued                           $ (1,000)   $  1,000    $      -

   Net loss for the period                             (12,217)    (12,217)
                                          --------    --------    --------

Balances at December 31, 1998               (1,000)    (11,217)    (12,217)

   Net loss for the period (unaudited)                 (71,629)    (71,629)
                                          --------    --------    --------

Balances at August 31, 1999 (unaudited)   $ (1,000)   $(82,846)   $(83,846)
                                          ========    ========    ========


The accompanying notes are an integral part of these consolidated
financial statements.                                                         6

                NATIONAL HEALTH CARE INFORMATION SYSTEMS, L.L.C.

                         STATEMENT OF CASH FLOWS For the
               eight months ended August 31, 1999 (Unaudited) and the period November 2, 1998 (date of inception) through December 31, 1998


                                                           Eight months
                                                               ended            Period ended
                                                          August 31, 1999       December 31,
                                                            (Unaudited)             1998
                                                         ---------------       ------------
Cash flows from operating activities
    Net loss from operations                                $(71,629)            $(12,217)
      Changes in operating assets and liabilities:
        Accounts receivable - trade                            4,871               (4,871)
        Related party receivables                             (1,500)                  --
        Accrued liabilities                                      243                  371
                                                            --------             --------
              Net cash used in operating activities          (68,015)             (16,717)

Cash flows from financing activities
    Bank overdraft                                               482                   --
    Related party payables                                    50,250               14,000
    Proceeds from line of credit                              10,000               10,000
                                                            --------             --------
              Net cash provided by financing activities       60,732               24,000
                                                            --------             --------

Net increase (decrease) in cash                               (7,283)               7,283

Cash, beginning of period                                      7,283                   --
                                                            --------             --------

Cash, end of period                                         $     --             $  7,283
                                                            ========             ========


Supplemental non-cash financing and investing activities:
    Receivable issued in exchange for members' equity       $     --             $  1,000
                                                            ========             ========


The accompanying notes are an integral part of these consolidated
financial statements.                                                         7

                NATIONAL HEALTH CARE INFORMATION SYSTEMS, L.L.C.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           For the eight months ended August 31, 1999 (Unaudited) and the period November 2, 1998 (date of inception) through December 31, 1998


1. NATURE OF OPERATIONS

National Health Care Information Systems, L.L.C. (the "Company"), a Texas limited liability company organized on November 2, 1998, develops and sells an internet based service that audits for compliance and completeness certain Medicare home health admission documents.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company extends unsecured credit in the normal course of business to virtually all of its customers. In the event of non-performance of accounts receivable, the maximum exposure to the Company is the recorded amount shown on the balance sheet.

Software Development Costs

Costs incurred in the research and development of new software products and enhancements to existing software products are expensed as incurred until technological feasibility has been established. After technological feasibility is established, any additional costs are capitalized in accordance with SFAS No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed". Because the Company believes that its current process for developing software is essentially completed concurrently with the establishment of technological feasibility, no software development costs have been capitalized as of August 31, 1999 (unaudited) and December 31, 1998.

Income Taxes

The Company has elected to be taxed as a partnership for federal income taxes purposes. As such, federal income taxes are payable by the members and the Company is not subject to federal income tax. Accordingly, federal income taxes are not reflected in the accompanying financial statements.

Revenue Recognition

The Company recognizes revenue from software sales at the time of product shipment, or in accordance with terms of licensing contracts. Maintenance and service revenue are recognized ratably over the contractual period or as the services are provided. Advance billings are recorded as deferred revenue.

                NATIONAL HEALTH CARE INFORMATION SYSTEMS, L.L.C.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           For the eight months ended August 31, 1999 (Unaudited) and the period November 2, 1998 (date of inception) through December 31, 1998


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosure About Fair Value of Financial Instruments", requires disclosure about the fair value of all financial assets and liabilities for which it is practicable to estimate. At December 31, 1999 and 1998 the carrying value all of the Company's accounts receivable, accounts payable and accrued liabilities approximate fair value because of their short term nature.

Lines of credit and long-term debt carrying values approximate fair values based on the borrowing rates currently available to the Company for loans with similar terms.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

The Company adopted Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") during the fiscal year ended December 31, 1998. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions about how to allocate resources and assess performance. The Company has only one operating segment at August 31, 1999 (unaudited) and December 31, 1998.

In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133", which establishes accounting and reporting standards for derivative instruments. SFAS No. 137 is effective for all fiscal quarters for all fiscal years beginning after June 15, 2000. The adoption of SFAS 137 is not expected to have a significant impact on the Company's results of operations.

Interim Information

Interim information is unaudited; however, in the opinion of the Company's management, all adjustments necessary for a fair statement of interim results have been included in accordance with generally accepted accounting principles. All adjustments are of a normal recurring nature. The results for interim periods are not necessarily indicative of results to be expected for the entire year. These financial statements and notes should be read in conjunction with the Company's annual financial statements and the notes thereto for the period November 2, 1998 (date of inception) through December 31, 1998.

                NATIONAL HEALTH CARE INFORMATION SYSTEMS, L.L.C.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           For the eight months ended August 31, 1999 (Unaudited) and the period November 2, 1998 (date of inception) through December 31, 1998


3. GOING CONCERN

The financial statements have been prepared on the assumption that the Company will continue as a going concern. The Company sustained net losses of $71,629 and $12,217 during the eight months ended August 31, 1999 (unaudited) and the period November 2, 1998 (date of inception) through December 31, 1998, respectively, and has accumulated losses at August 31, 1999 (unaudited) of $82,846. Cash used in operating activities for the same periods aggregated $68,015, and $16,717, respectively. Total liabilities at August 31, 1999 (unaudited) of $85,346 exceed total assets of $1,500. The Company's continued existence depends upon the success of management's efforts to raise additional capital necessary to meet the Company's obligations as they come due and to obtain sufficient capital to execute its business plan. The Company intends to renew its line of credit agreement. There can be no degree of assurance given that the Company will be successful in completing additional financing transactions.

The financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or classification of liabilities which may result from the inability of the Company to continue as a going concern.

4. LINE OF CREDIT

During November 1998, the Company entered into a revolving credit agreement with a financial institution which provides for borrowings up to $25,000. Borrowings under the agreement bear interest at a variable rate equal to the prime lending rate in effect plus one percent (9.25% and 8.75% at August 31, 1999 (unaudited) and December 31, 1998, respectively). Principal and interest payments are due on demand, but if no demand is made, at maturity. The credit agreement has a maturity date of November 12, 1999. Outstanding borrowings under this agreement were $20,000 at August 31, 1999 (unaudited) and $10,000 at December 31, 1998.

5. RELATED PARTY TRANSACTIONS

During 1999 and 1998, the Company accrued liabilities to its members for unpaid compensation. Total amounts due for unpaid compensation were $64,250 and $14,000 at August 31, 1999 (unaudited) and December 31, 1998, respectively. Compensation expense to members for the eight months ended August 31, 1999 and the period November 2, 1998 (date of inception) through December 31, 1998 totaled $50,250 and $16,000, respectively.

6. MEMBERS' EQUITY

At August 31, 1999 and December 31, 1998, there were 1,000 member units outstanding with a stated value of $1 per unit.

7. CHANGE OF CONTROL

Effective August 31, 1999, the Company and Venture Information Systems, LLC were merged into Link.com, Inc. in exchange for stock. Link.com, Inc. was subsequently merged with a publicly held "shell" Corporation, a transaction which was treated as a reverse acquisition with a subsequent name change to Link.com, Inc.